Exhibit 99.1 Condor Hospitality Trust, Inc. Supplemental Investor Presentation | October 2020 NYSE AMERICAN: CDORExhibit 99.1 Condor Hospitality Trust, Inc. Supplemental Investor Presentation | October 2020 NYSE AMERICAN: CDOR

Safe Harbor Statement All statements included in this presentation, other than statements of historical fact, are or may be deemed to be “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. In light of these uncertainties, the events anticipated by our forward-looking statements might not occur and we caution you not to place undue reliance on any of our forward- looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in any forward-looking statements are discussed under the heading “Risk Factors” in our publicly available reports filed with the Securities and Exchange Commission. The Company cautions that any forward-looking statement included in this presentation is made as of October 27, 2020 the date of this presentation and the Company does not undertake to update any forward-looking statement. Investor Inquiries Arinn Cavey Chief Financial Officer T: 402.316.1008 E: acavey@trustcondor.com Cover Images Home2 Suites | Memphis - Southaven, MSSafe Harbor Statement All statements included in this presentation, other than statements of historical fact, are or may be deemed to be “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. In light of these uncertainties, the events anticipated by our forward-looking statements might not occur and we caution you not to place undue reliance on any of our forward- looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in any forward-looking statements are discussed under the heading “Risk Factors” in our publicly available reports filed with the Securities and Exchange Commission. The Company cautions that any forward-looking statement included in this presentation is made as of October 27, 2020 the date of this presentation and the Company does not undertake to update any forward-looking statement. Investor Inquiries Arinn Cavey Chief Financial Officer T: 402.316.1008 E: acavey@trustcondor.com Cover Images Home2 Suites | Memphis - Southaven, MS

October 2020 UpdateOctober 2020 Update

Supplemental Highlights

- High Hotel EBITDA Margins result in profitability at lower revenue levels
- Portfolio has generated positive Hotel EBITDA beginning in May 2020
- Hotel EBITDA exceeded Corporate G&A and unallocated hotel and property operations expense beginning in June 2020
- The REIT Corporate Adjusted EBITDA has been positive after excluding recurring overhead and unallocated hotel and property operations expense beginning in June 2020

Net Loss and Consolidated Hotel EBITDA



1000K
500K
K
-500K
-1000K
-1500K
-2000K
May 2020
Jun 2020
Jul 2020
Aug 2020
Sep 2020
Net Loss
Hotel EBITDA



Corporate Adjusted EBITDA (1)



800K
600K
400K
200K
K
-200K
-400K
May 2020
Jun 2020
Jul 2020
Aug 2020
Sep 2020
Hotel EBITDA
G&A and Unallocated Hotel Expenses
Corporate Adjusted EBITDA

See end of presentation for reconciliation of Condor's net earnings (loss) as determined in accordance with generally accepted accounting principles ("GAAP") to non-GAAP Hotel EBITDA and non-GAAP Corporate Adjusted EBITDA.
(1) Excludes non-recurring and discretionary items and non-cash stock compensation expense.

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Assets

Highest-Quality Portfolio of Select-Service Upper Midscale and Upscale Assets in Secondary Markets



SpringHill Suites San Antonio, TX
Rooms: 116
Acquired: October 2015



Courtyard Jacksonville, FL
Rooms: 120
Acquired: October 2015



Hotel Indigo Atlanta, GA
Rooms: 142
Acquired: October 2015



Aloft Atlanta, GA
Rooms: 254
Acquired: August 2016



Aloft Leawood, KS
Rooms: 156
Acquired: December 2016



Home2 Suites Lexington, KY
Rooms: 103
Acquired: March 2017



Home2 Suites Round Rock, TX
Rooms: 91
Acquired: March 2017



Home2 Suites Tallahassee, FL
Rooms: 132
Acquired: March 2017



Home2 Suites Southaven, MS
Rooms: 105
Acquired: April 2017



Hampton Inn Lake Mary, FL
Rooms: 130
Acquired: June 2017



Fairfield Inn & Suites El Paso, TX
Rooms: 124
Acquired: August 2017



Residence Inn Austin, TX
Rooms: 120
Acquired: August 2017


TOWNEPLACE SUITES

TownePlace Suites Austin, TX
Rooms: 122
Acquired: January 2018



Home2 Suites Summerville, SC
Rooms: 93
Acquired: February 2018



Hilton Garden Inn Solomons, MD
Rooms: 100
Acquired: May 2012 [2]

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Appendix C | Non-GAAP ReconciliationAppendix C | Non-GAAP Reconciliation

Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”), EBITDAre, Adjusted EBITDAre, and Hotel EBITDA We calculate EBITDA, EBITDAre, and Adjusted EBITDAre by adding back to net earnings or loss certain non-operating expenses and certain non-cash charges which are based on historical cost accounting that we believe may be of limited significance in evaluating current performance. We believe these adjustments can help eliminate the accounting effects of depreciation and amortization and financing decisions and facilitate comparisons of core operating profitability between periods. In calculating EBITDA, we add back to net earnings or loss interest expense, loss on debt extinguishment, income tax expense, and depreciation and amortization expense. NAREIT adopted EBITDAre in order to promote an industry-wide measure of REIT operating performance. We adjust EBITDA by adding back net gain/loss on disposition of assets and impairment charges to calculate EBITDAre. To calculate Adjusted EBITDAre, we adjust EBITDAre to add back acquisition and terminated transactions expense and equity transactions expense, which are cash charges. We also add back stock –based compensation expense and gain/loss on derivatives and convertible debt, which are non-cash charges. EBITDA, EBITDAre, and Adjusted EBITDAre, as presented, may not be comparable to similarly titled measures of other companies. We believe EBITDA, EBITDAre, and Adjusted EBITDAre to be useful additional measures of our operating performance, excluding the impact of our capital structure (primarily interest expense), our asset base (primarily depreciation and amortization expense), and other items we do not believe are representative of the results from our core operations. The Company further excludes general and administrative expenses, other non-operating income or expense, and certain hotel and property operations expenses that are not allocated to individual properties in assessing hotel performance (primarily certain general liability and other insurance costs, land lease costs, and office and banking fees) from Adjusted EBITDAre to calculate Hotel EBITDA. Hotel EBITDA, as presented, may not be comparable to similarly titled measures of other companies. Hotel EBITDA is intended to isolate property level operational performance over which the Company’s hotel operators have direct control. We believe Hotel EBITDA is helpful to investors as it better communicates the comparability of our hotels’ operating results for all of the Company’s hotel properties and is used by management to measure the performance of the Company’s hotels and the effectiveness of the operators of the hotels. 6Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”), EBITDAre, Adjusted EBITDAre, and Hotel EBITDA We calculate EBITDA, EBITDAre, and Adjusted EBITDAre by adding back to net earnings or loss certain non-operating expenses and certain non-cash charges which are based on historical cost accounting that we believe may be of limited significance in evaluating current performance. We believe these adjustments can help eliminate the accounting effects of depreciation and amortization and financing decisions and facilitate comparisons of core operating profitability between periods. In calculating EBITDA, we add back to net earnings or loss interest expense, loss on debt extinguishment, income tax expense, and depreciation and amortization expense. NAREIT adopted EBITDAre in order to promote an industry-wide measure of REIT operating performance. We adjust EBITDA by adding back net gain/loss on disposition of assets and impairment charges to calculate EBITDAre. To calculate Adjusted EBITDAre, we adjust EBITDAre to add back acquisition and terminated transactions expense and equity transactions expense, which are cash charges. We also add back stock –based compensation expense and gain/loss on derivatives and convertible debt, which are non-cash charges. EBITDA, EBITDAre, and Adjusted EBITDAre, as presented, may not be comparable to similarly titled measures of other companies. We believe EBITDA, EBITDAre, and Adjusted EBITDAre to be useful additional measures of our operating performance, excluding the impact of our capital structure (primarily interest expense), our asset base (primarily depreciation and amortization expense), and other items we do not believe are representative of the results from our core operations. The Company further excludes general and administrative expenses, other non-operating income or expense, and certain hotel and property operations expenses that are not allocated to individual properties in assessing hotel performance (primarily certain general liability and other insurance costs, land lease costs, and office and banking fees) from Adjusted EBITDAre to calculate Hotel EBITDA. Hotel EBITDA, as presented, may not be comparable to similarly titled measures of other companies. Hotel EBITDA is intended to isolate property level operational performance over which the Company’s hotel operators have direct control. We believe Hotel EBITDA is helpful to investors as it better communicates the comparability of our hotels’ operating results for all of the Company’s hotel properties and is used by management to measure the performance of the Company’s hotels and the effectiveness of the operators of the hotels. 6

Non-GAAP Reconciliation: Condor Hospitality Trust, Inc. Hotel EBITDA and Corporate Adjusted EBITDA The preliminary results below for the months ending July 31, 2020, August 31, 2020 and September 30, 2020 are based solely on currently available information, which is subject to change. Readers are cautioned not to place undue reliance on such preliminary operating results, which constitute forward-looking statements. Month ending Month ending Month ending Month ending Month ending August 31, September 30, Reconciliation of Net loss to EBITDA, EBITDAre , Adjusted EBITDAre , and Hotel EBITDA May 31, 2020 June 30, 2020 July 31, 2020 2020 2020 Net loss $ (1,999) $ (1,571) $ (1,670) $ (1,816) $ (1,321) Interest expense 698 676 707 708 688 Income tax expense (benefit) 9 (79) 9 9 9 Depreciation and amortization expense 926 926 926 926 927 EB ITDA (366) (48) (28) (173) 303 Net loss on disposition of assets - - - 1 1 EB ITDAre (366) (48) (28) (172) 304 Net loss (gain) on derivatives and convertible debt - (18) (3) (3) (126) Stock-based compensation expense 18 46 10 23 37 Strategic alternatives expense 17 52 40 494 602 (331) 32 19 342 817 Adjusted EBITDAre General and administrative expense, excluding stock compensation expense 313 276 337 405 81 Other expense (income), net (2) 58 2 1 (499) Unallocated hotel and property operations expense 34 72 27 24 6 Hotel EBITDA $1 4 $ 438 $ 385 $ 772 $ 405 Revenue $1 ,706 $ 2,280 $ 2,782 $ 3,058 * $ 3,001 JV revenue - - - - - Condor and JV revenue $1 ,706 $ 2,280 $ 2,782 $ 3,058 * $ 3,001 Hotel EBITDA as a percentage of revenue 0.8% 19.2% 13.8% 25.2% * 13.5% Month ending Month ending Month ending Month ending Month ending August 31, September 30, Reconciliation of Hotel EBITDA to Corporate Adjusted EBITDA May 31, 2020 June 30, 2020 July 31, 2020 2020 2020 Hotel EBITDA $1 4 $ 438 $ 385 $ 772 $ 405 Less recurring general and administrative expense, excluding non-cash stock compensation expense (313) (276) (337) (380) (296) Less unallocated hotel and property operations expense (34) (72) (27) (24) (6) Corporate Adjusted EBITDA $ (333) $ 90 $ 21 $ 368 $ 103 *M o difie d fro m a m o unts inc lude d in Oc to be r 22, 2020 Inve s to r P re s e nta tio n 7Non-GAAP Reconciliation: Condor Hospitality Trust, Inc. Hotel EBITDA and Corporate Adjusted EBITDA The preliminary results below for the months ending July 31, 2020, August 31, 2020 and September 30, 2020 are based solely on currently available information, which is subject to change. Readers are cautioned not to place undue reliance on such preliminary operating results, which constitute forward-looking statements. Month ending Month ending Month ending Month ending Month ending August 31, September 30, Reconciliation of Net loss to EBITDA, EBITDAre , Adjusted EBITDAre , and Hotel EBITDA May 31, 2020 June 30, 2020 July 31, 2020 2020 2020 Net loss $ (1,999) $ (1,571) $ (1,670) $ (1,816) $ (1,321) Interest expense 698 676 707 708 688 Income tax expense (benefit) 9 (79) 9 9 9 Depreciation and amortization expense 926 926 926 926 927 EB ITDA (366) (48) (28) (173) 303 Net loss on disposition of assets - - - 1 1 EB ITDAre (366) (48) (28) (172) 304 Net loss (gain) on derivatives and convertible debt - (18) (3) (3) (126) Stock-based compensation expense 18 46 10 23 37 Strategic alternatives expense 17 52 40 494 602 (331) 32 19 342 817 Adjusted EBITDAre General and administrative expense, excluding stock compensation expense 313 276 337 405 81 Other expense (income), net (2) 58 2 1 (499) Unallocated hotel and property operations expense 34 72 27 24 6 Hotel EBITDA $1 4 $ 438 $ 385 $ 772 $ 405 Revenue $1 ,706 $ 2,280 $ 2,782 $ 3,058 * $ 3,001 JV revenue - - - - - Condor and JV revenue $1 ,706 $ 2,280 $ 2,782 $ 3,058 * $ 3,001 Hotel EBITDA as a percentage of revenue 0.8% 19.2% 13.8% 25.2% * 13.5% Month ending Month ending Month ending Month ending Month ending August 31, September 30, Reconciliation of Hotel EBITDA to Corporate Adjusted EBITDA May 31, 2020 June 30, 2020 July 31, 2020 2020 2020 Hotel EBITDA $1 4 $ 438 $ 385 $ 772 $ 405 Less recurring general and administrative expense, excluding non-cash stock compensation expense (313) (276) (337) (380) (296) Less unallocated hotel and property operations expense (34) (72) (27) (24) (6) Corporate Adjusted EBITDA $ (333) $ 90 $ 21 $ 368 $ 103 *M o difie d fro m a m o unts inc lude d in Oc to be r 22, 2020 Inve s to r P re s e nta tio n 7